UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement

[   ] Confidential-For Use of the

Commission Only (as permitted by Rule 14a-6(e) (2))

[X] Definitive proxy statement

[   ] Definitive additional materials

[   ] Soliciting material pursuant to Section 240. 14a-12

Hudson Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_____________________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_____________________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to

Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).

_____________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

_____________________________________________________________________________

(5) Total Fee Paid:

_____________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

_____________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

_____________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

_____________________________________________________________________________

(3) Filing party:

_____________________________________________________________________________

(4) Date filed:

_____________________________________________________________________________

HUDSON TECHNOLOGIES, INC.

275 North Middletown Road

Pearl River, New York 10965

November 9, 2007

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Tuesday, December 11, 2007 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965. The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 17 Battery Place, New York, New York 10004, in writing, of the correct address.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,

/s/ Kevin J. Zugibe

Kevin J. Zugibe, P.E.

Chairman of the Board and

Chief Executive Officer

HUDSON TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 11, 2007

To the Shareholders of HUDSON TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. will be held on Tuesday, December 11, 2007 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 for the following purposes:

1. To elect a class of three directors who shall serve until the Annual Meeting of Shareholders to be held in 2009 or until their successors have been elected and qualified;

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on October 18, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

Stephen P. Mandracchia

Secretary

November 9, 2007

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

HUDSON TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 11, 2007

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hudson Technologies, Inc. (the "Company", "we" or "our") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, December 11, 2007, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about November 12, 2007.

Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company is:

275 North Middletown Road

Pearl River, New York 10965

Telephone No.: (845) 735-6000

OUTSTANDING STOCK AND VOTING RIGHTS

Only shareholders of record at the close of business on October 18, 2007 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 19,072,264 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. All other matters to be acted upon at the meeting will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. However, broker non-votes and abstentions will not be considered "votes cast" with respect to a matter and will have no effect on the outcome of the vote.

Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company's By-laws provide that the Board of Directors (the "Board") is divided into two classes. Each class is to have a term of two years (the term of each class expiring in alternating years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. The By-laws provide that the number of directors shall be fixed by the Board of Directors but in any event, shall be no less than five (5) (subject to decrease by a resolution adopted by the shareholders).

At the Annual Meeting, a class of three directors will be elected for a two-year term expiring at the Annual Meeting of Shareholders to be held in 2009. Messrs. Vincent P. Abbatecola, Brian F. Coleman and Otto Morch are the nominees for election to this class. Mr. Robert L. Burr, whose term will expire at the Annual Meeting, has determined not to stand for election at the Annual Meeting and will depart the board of directors at the conclusion of the Annual Meeting. Dominic J. Monetta and Kevin J. Zugibe will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2008.

Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board of Directors. Each of the nominees has indicated to the Board that he will be available and is willing to serve.

The following is information with respect to the nominees for election as directors at the Annual Meeting:

Name	Age	Position
Vincent P. Abbatecola	61	Director
Brian F. Coleman	46	President and Chief Operating Officer
Otto C. Morch	74	Director

Vincent P. Abbatecola has been a Director of the Company since 1994. Mr. Abbatecola is Vice President of Abbey Ice & Spring Water, Spring Valley, New York, where he has been employed since 1971. Mr. Abbatecola is a Trustee of Nyack Hospital. He also serves on the Rockland County Board of Governors and St. Thomas Aquinas College President's Council.

Brian F. Coleman, age 46, has been President and Chief Operating Officer of the Company since August, 2001 and served as Chief Financial Officer of the Company from 1997 until December 2002. From 1987 to 1997, Mr. Coleman was employed by, and from 1995, was a partner with BDO Seidman, LLP, the Company's independent auditors.

Otto C. Morch has been a Director of the Company since 1996. Mr. Morch was a Senior Vice President of Commercial Banking at Provident Savings Bank, F.A. for more than five years until his retirement in 1997.

The following is information with respect to the director whose term of office expires at the Annual Meeting of Shareholders, and who is not standing for re-election and will depart the board of directors upon completion of the Annual Meeting:

Robert L. Burr has been a Director of the Company since 1999. Since October 2001 Mr. Burr has been a consultant with J.P. Morgan Partners and CCMP Capital Advisors, LLC under which he is the lead partner of Fleming US Discovery Partners, L.P., a private equity sponsor affiliated with J.P. Morgan Chase & Co. Fleming US Discovery Partners, L.P. is the general partner of Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. Mr. Burr was employed by J. P. Morgan Chase & Co. from 1995 to October 2001. From 1992 to 1995, Mr. Burr was head of Private Equity at Kidder, Peabody & Co., Inc. Previously, Mr. Burr served as the Managing General Partner of Morgan Stanley Ventures and General Partner of Morgan Stanley Venture Capital Fund I, L.P. Mr. Burr serves on the Board of Directors of Displaytech, Inc. and Impax Laboratories, Inc.

The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2008:

Name	Age	Position(s) with the Company
Dominic J. Monetta	66	Director
Kevin J. Zugibe	44	Director, Chairman, Chief Executive Officer

Dominic J. Monetta, DPA, has been a Director of the Company since 1996. Dr. Monetta has been the President of Resource Alternatives, Inc., a corporate development firm concentrating on solving management and technological issues facing chief executive officers and their senior executives since August 1993. From 1991 to 1993, Dr. Monetta served as the Director of Defense Research and Engineering for Research and Advanced Technology, United States Department of Defense. From 1989 to 1991, Dr. Monetta served as the Director of the Office of New Production Reactors, United States Department of Energy.

Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1991. From 1987 to 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc., a major public utility, where he was responsible for all HVAC applications. Mr. Zugibe is a licensed professional engineer, and from 1990 to 1994, he was also a member of Kevin J. Zugibe & Associates, a professional engineering firm. Mr. Zugibe is the brother-in-law of Stephen P. Mandracchia.

The Board of Directors has determined that each of Messrs. Abbatecola, Monetta and Morch is an "independent director" within the meaning of NASDAQ Marketplace Rule 4200.

Board Meetings

A total of eight meetings of the Board of Directors were held during the fiscal year ended December 31, 2006 ("Fiscal 2006"). During the Fiscal 2006, no director attended fewer than 75 percent of the aggregate of (1) the Board meetings that were held, and (2) the meetings held by the committees of the Board on which he served.

Committees of the Board of Directors

The Board of Directors has established a Compensation/Stock Option Committee, which is responsible for recommending to the independent directors the compensation of the Company's executive officers and for the administration of the Company's employee benefit plans. The Compensation/Stock Option Committee is also responsible for recommending to the directors the compensation of the Company's directors. Determination of the compensation of the executive officers is made by vote of the independent directors, and the determination of the compensation of directors is made by vote of all directors. The executive officers do not determine executive or director compensation, but provide information and recommendations to the Compensation/Stock Option Committee upon its request. The Company has not engaged compensation consultants in connection with the determination or recommendation of executive or director compensation. The members of the Compensation/Stock Option Committee are Messrs. Abbatecola, Burr, and Morch. The Compensation/Stock Option Committee held three meetings during Fiscal 2006. The Compensation/Stock Option Committee does not have a charter.

The Board also has an Audit Committee which supervises the audit and financial procedures of the Company and is responsible for the selection of the Company's independent registered public accountants. The members of the Audit Committee are Messrs. Abbatecola, Morch and Monetta. The Board of Directors has determined that each member of the Audit Committee is an "independent director" within the meaning of NASDAQ Marketplace Rule 4200. The Audit Committee does not have a member that qualifies as a "financial expert" under the federal securities laws. The members of the Audit Committee have each been active in the business community and have broad and diverse backgrounds, and financial experience. Two of the current members have served on the Company's Audit Committee and have overseen the financial review by the Company's independent auditors for eight (8) years. The Company believes that the current members of the Audit Committee are able to fully and faithfully perform the functions of the Audit Committee and that the Company does not need to install a "financial expert" on the Audit Committee. The Audit Committee held four meetings during Fiscal 2006. The Audit Committee has adopted a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The charter is not available on the Company's website.

The Board also has an Executive Committee which is authorized to exercise the powers of the Board of Directors in the general supervision and control of the business affairs of the Company during the intervals between meetings of the board. The members of the Executive Committee are Messrs. Burr, Abbatecola and Zugibe.

The Board also has an Occupational, Safety and Environmental Protection Committee, which is responsible for satisfying the Board that the Company's Environmental, Health and Safety policies, plans and procedures are adequate. The members of the Occupational, Safety and Environmental Protection Committee are Messrs. Monetta and Zugibe.

The Board did not have a standing nominating committee or other Board committee performing similar functions during Fiscal 2006, and in the past all directors have participated in the consideration of director nominations. Each of the Company's current independent directors has expressed his willingness and desire to continue serving on the Board and has made personal investments in Company stock. Due to the Company's size and financial condition, the modest compensation paid to directors, and the current independent directors' continued willingness to continue to serve under such circumstances, the Company believed that prior to the commencement of the fiscal year ending December 31, 2007 ("Fiscal 2007") it was unnecessary to create a nominating committee. However, in accordance with NASDAQ Marketplace Rule 4350(c)(4), prior to the commencement of Fiscal 2007 board nominations were made either by a nominating committee of the Board that is comprised solely of the Company's independent directors, or by vote of a majority of independent directors.

In September 2007, the Board established a Nominating Committee whose members consist of Messrs. Abbatecola, Monetta and Zugibe, and which was responsible for recommending to the independent directors nominees for election to the Board at the annual meeting of the shareholders to be held in Fiscal year 2007. In accordance with NASDAQ Marketplace Rule 4350(c)(4), the nominees for director at the Annual Meeting named above were recommended by the Nominating Committee and selected as nominees to the Board by vote of a majority of the independent directors. Shareholder nominations for directors of the Company will be considered by the Nominating Committee, or if no such committee exists at the time, by the independent directors, subject to the shareholder complying with the procedures described below. The Nominating Committee does not have a charter.

Audit Committee Report

The Audit Committee held four meetings during Fiscal 2006. In December 2006, the Audit Committee met with management to review and discuss the audit and the procedures and timing of the audit. In March 2007, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also discussed with the Company's independent auditors, BDO Seidman, LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the Audit Committee ratified its prior recommendation to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006.

The Audit Committee-

Vincent Abbatecola, Otto Morch and Dominic Monetta.

Code of Conduct and Ethics

The Company has adopted a written code of conduct and ethics that applies to all directors, and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, New York 10965, Attention: Stephen P. Mandracchia.

Executive officers

In addition to Kevin J. Zugibe and Brian Coleman, Messrs. James R. Buscemi, Charles F. Harkins, Jr. and Stephen P. Mandracchia serve as executive officers of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officers:

James R. Buscemi, age 54, has been Chief Financial Officer of the Company since December 2002 and served as Corporate Controller since joining the Company in 1998. Prior to joining the Company, Mr. Buscemi held various financial positions within Avnet, Inc, including Chief Financial Officer of Avnet's electric motors and component part subsidiary, Brownell Electro, Inc.

Charles F. Harkins, Jr., age 46, has been Vice President of Sales of the Company since December 2003. Mr. Harkins has served in a variety of capacities since joining the Company in 1992. Prior to joining the Company, Mr. Harkins served in the U.S. Army for 13 years attaining the rank of Staff Sergeant; he is a graduate of the U.S. Army Engineering School and the U.S. Army Chemical School.

Stephen P. Mandracchia, age 47, a founder of the Company, has been Vice President Legal and Regulatory of the Company since August 2003 and has been Secretary of the Company since 1995. Mr. Mandracchia has served in a variety of capacities with the Company since 1993. Mr. Mandracchia was a member of the law firm of Martin, Vandewalle, Donohue, Mandracchia & McGahan in Great Neck, New York until 1995 (having been associated with such firm since 1983). Mr. Mandracchia is the brother in-law of Mr. Zugibe.

COMMUNICATIONS WITH THE BOARD

The Board of Directors has established a process for shareholders to send communications to the Board of Directors. Shareholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, 275 North Middletown Road, Pearl River, NY 10965. Shareholders should identify their communication as being from a shareholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a shareholder of the Company before transmitting the communication to the Board of Directors.

BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

The Company has a policy that strongly encourages directors to attend the Company's Annual Meeting of Shareholders. Last year's Annual Meeting of Shareholders was attended by all of the Company's directors.

CONSIDERATION OF DIRECTOR NOMINEES RECOMMENDED BY SHAREHOLDERS

Shareholders of the Company wishing to recommend director candidates to the Board must submit their recommendations in writing to the Nominating Committee of the Board, c/o Corporate Secretary, Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, NY 10965.

The Nominating Committee of the Board or, if no such committee exists at the time, the independent directors, will consider nominees recommended by the Company's shareholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by shareholders that comply with these procedures will be considered either by the Nominating Committee of the Board that is comprised solely of the Company's independent directors, or, in its absence, solely by the independent directors. The recommendations must also state the name of the shareholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth: (i) a representation that the shareholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; (ii) a description of all arrangements and understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the shareholder; (iii) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; (iv) and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2008, which the Company currently anticipates will be held in or about June 2008, is required to give written notice containing the required information specified above addressed to the Board, c/o Secretary of the Company, Hudson Technologies, Inc., 275 North Middletown Road, Pearl River, NY 10965 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company's Secretary no later than January 18, 2008.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by the Company, the Company believes that during and for the year ended December 31, 2006 all filing requirements applicable to its officers, directors, and greater than 10 percent beneficial shareholders were complied with.

EXECUTIVE COMPENSATION

The following table discloses, for the years indicated, the compensation for our Chief Executive Officer and for our two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the year ended December 31, 2006 and whose total compensation during Fiscal 2006 exceeded $100,000 (the "Named Executives").

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Kevin J. Zugibe, Chairman, Chief Executive Officer (4)	2006 2005	178,073 166,412	-- --	-- --	39,383 223,704	80,500 (2) 75,500 (3)	-- --	5,600 --	303,556 465,616
Brian F. Coleman, President, Chief Operating officer	2006 2005	157,681 150,645	-- --	-- --	36,176 155,803	65,500 (2) 61,000 (3)	-- --	5,100 --	264,457 367,448
Charles F. Harkins, Jr., Vice President Sales	2006 2005	147,485 142,522	-- --	-- --	27,312 116,852	74,000 (2) 70,000 (3)	-- --	4,600 --	253,397 329,374

_____________________________

(1) The Company utilizes the Black-Sholes method for valuing stock option awards (see Note 11 to the Notes to the Consolidated Financial Statements in our Form 10-KSB for Fiscal 2006).

(2) Non-Equity Incentive Plan Compensation Bonus was earned in 2006 and was paid during the first quarter of 2007.

(3) Non-Equity Incentive Plan Compensation Bonus was earned in 2005 and was paid during the first quarter of 2006.

(4) Mr. Zugibe did not receive any compensation for services as a director during the years ended December 31, 2006 and 2005.

Narrative Disclosure to Summary Compensation Table

For Fiscal 2006, each of the Named Executives received Non-Equity Incentive Plan Compensation that was paid out of a bonus pool established by our Board of Directors on December 29, 2005. The amount of the bonus pool was not initially established, but was based upon the Company achieving earnings for Fiscal 2006 in excess of a pre-determined level for fiscal year 2006, with a maximum bonus pool of $325,000. On December 29, 2006, our Board of Directors increased Fiscal 2006 cash bonus pool and approved the payment of Non-Equity Incentive Plan Compensation to the Named Executives. The amount of the Non-Equity Incentive Plan Compensation awarded to each Named Executive was determined in the discretion of our Board of Directors based upon our overall 2006 financial results as well as on the personal performance of the Named Executive during 2006.

For the fiscal year ended December 31, 2005, each of the Named Executives received Non-Equity Incentive Plan Compensation that was paid out of a bonus pool established by our Board of Directors on December 4, 2004. The amount of the bonus pool was not initially established, but was based upon the Company achieving earnings for the fiscal year 2005 in excess of a pre-determined level for fiscal year 2005, with a maximum bonus pool of $250,000. On December 28, 2005, our Board of Directors increased the fiscal year 2005 cash bonus pool and approved the payment of Non-Equity Incentive Plan Compensation to the Named Executives. The amount of the Non-Equity Incentive Plan Compensation awarded to each Named Executive was determined in the discretion of our Board of Directors based upon our overall 2005 financial results as well as on the personal performance of the Named Executives during 2005.

Employment Agreements

Kevin J. Zugibe. On October 10, 2006, the Company entered into an Amended and Restated Employment Agreement with Kevin J. Zugibe, which expires in October 2008 and is automatically renewable for successive two year terms unless either party gives notice of termination at least ninety days prior to the expiration date of the then current term. Pursuant to the agreement, Mr. Zugibe is receiving an annual base salary of $179,900 with such increases and bonuses as our Board of Directors may determine. The agreement provides, in the event of Mr. Zugibe's disability, for the continuation of at least 75% of Mr. Zugibe's salary for up to one hundred twenty days after the commencement of his disability. Mr. Zugibe is also entitled to take up to four weeks of vacation, excluding paid holidays.

As part of the agreement, Mr. Zugibe has agreed to certain covenants and restrictions, which include an agreement that Mr. Zugibe will not compete with the Company in specified geographic areas for a period of twenty-four months after his termination for any reason. In addition, as part of the agreement, Mr. Zugibe received a cash payment of $5,000 and received stock options to purchase 9,300 shares of our Common Stock at an exercise price of $1.02 per share. These options became exercisable and vested immediately upon issuance and remain exercisable after termination of Mr. Zugibe's employment. The agreement also contains a number of termination provisions that are described below in "Termination and Change of Control Arrangements". The Company is the beneficiary of a "key-man" insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

Brian F. Coleman. On October 10, 2006, the Company entered into an agreement with Brian F. Coleman, pursuant to which, Mr. Coleman has agreed to certain covenants and restrictions, which include an agreement that Mr. Coleman will not compete with the Company in specified geographic areas for a period of eighteen months after his termination for any reason. In addition, as part of the agreement, Mr. Coleman received a cash payment of $4,500 and received stock options to purchase 8,100 shares of our Common Stock at an exercise price of $1.02 per share. These options became exercisable and vested immediately upon issuance and remain exercisable after termination of Mr. Coleman's employment. The agreement also provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability. The agreement also contains a number of termination provisions that are described below in "Termination and Change of Control Arrangements".

Charles F. Harkins. On October 10, 2006, the Company entered into an agreement with Charles F. Harkins, pursuant to which, Mr. Harkins has agreed to certain covenants and restrictions, which include an agreement that Mr. Harkins will not compete with the Company in specified geographic areas for a period of eighteen months after his termination for any reason. In addition, as part of the agreement, Mr. Harkins received a cash payment of $4,100 and received stock options to purchase 7,900 shares of our Common Stock at an exercise price of $1.02 per share. These options became exercisable and vested immediately upon issuance and remain exercisable after termination of Mr. Harkins' employment. The agreement also provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability. The agreement also contains a number of termination provisions that are described below in "Termination and Change of Control Arrangements".

Summary of Stock Options Granted to the Named Executives

The Company granted options, which, except as otherwise set forth below, vest upon the date of grant, to the Named Executives during Fiscal 2006, as shown in the following table:

Option Grants in the 2006 Fiscal Year
	Number of Securities Underlying Options		% of Total Options Granted to Employees in Fiscal	Exercise or	Expiration

Name
	Granted		Year	Base price($/sh)	Date
Kevin J. Zugibe
	35,000	(1)	16.9%	$1.40	03/31/2016
	9,300		4.5%	$1.02	10/10/2016
Brian F. Coleman
	32,500	(1)	15.7%	$1.40	03/31/2016
	8,100		3.9%	$1.02	10/10/2016
Charles F. Harkins, Jr.
	23,125	(1)	11.2%	$1.40	03/31/2016
	7,900		3.8%	$1.02	10/10/2016

____________________
(1)	The underlying options vest quarterly commencing March 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses the outstanding option awards and unvested stock awards held by the Named Executives as of December 31, 2006. No options were exercised by the Named Executives during Fiscal 2006. For Fiscal 2006, no stock awards were issued to the Named Executives.

	Option Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
Name	(#) Exercisable	(#) Unexercisable	($)

Kevin J. Zugibe, Chairman, Chief Executive Officer	15,000		$2.50	4/18/2007
	15,000		$1.90	7/1/2007
	15,000		$1.40	10/1/2007
	25,000		$1.14	4/27/2008
	87,500		$1.13	3/5/2014
	193,750		$1.15	3/31/2014
	18,750		$0.83	9/17/2014
	18,750		$0.95	10/1/2014
	93,750		$1.02	1/3/2015
	16,407	2,343 (1)	$0.87	4/1/2015
	14,064	4,686 (2)	$0.83	7/8/2015
	18,750		$2.15	9/30/2015
	123,750		$1.76	12/29/2015
	17,500	17,500 (3)	$1.40	3/31/2016
	9,300		$1.02	10/10/2016

Brian F. Coleman, President, Chief Operating officer	25,300		$1.14	4/7/2008
	75,000		$1.13	3/5/2009
	18,750		$1.15	3/31/2014
	12,500		$0.83	9/17/2014
	12,500		$0.95	10/1/2014
	62,500		$1.02	1/3/2015
	10,938	1,562 (4)	$0.87	4/1/2015
	9,374	3,126 (5)	$0.83	7/8/2015
	12,500		$2.15	9/30/2015
	82,500		$1.76	12/29/2015
	16,250	16,250 (6)	$1.40	3/31/2016
	8,100		$1.02	10/10/2016

Charles F. Harkins, Jr., Vice President Sales	13,114		$1.13	3/5/2008
	14,063		$1.15	3/31/2014
	9,375		$0.83	9/17/2014
	9.375		$0.95	10/1/2014
	46,875		$1.02	1/3/2015
	5,861	1,171 (7)	$0.87	4/1/2015
	5,859	2,345 (8)	$0.83	7/8/2015
	9,375		$2.15	9/30/2015
	61,875		$1.76	12/29/2015
	11,563	11,563 (9)	$1.40	3/31/2016
	7,900		$1.02	10/10/2016

___________

(1) 2,343 options vest 4/1/2007

(2) Options vest 2,343 per quarter, commencing 10/1/2005 and finally vest 7/1/2007

(3) Options vest 4,375 per quarter, commencing 4/1/06 and finally vest 1/1/2008

(4) 1,562 options vest 4/1/2007

(5) Options vest 1,562 per quarter, commencing 10/1/2005 and finally vest 7/1/2007

(6) Options vest 4,063 per quarter, commencing 4/1/06 and finally vest 1/1/2008

(7) 1,171 options vest 4/1/2007

(8) Options vest 1,171 per quarter, commencing 10/1/2005 and finally vest 7/1/2007

(9) Options vest 2,891 per quarter, commencing 4/1/06 and finally vest 1/1/2008

Termination and Change of Control Arrangements

Kevin J. Zugibe. On October 10, 2006, the Company entered into an Amended and Restated Employment Agreement with Kevin J. Zugibe, which expires in October 2008 and is automatically renewable for successive two year terms unless either party gives notice of termination at least ninety days prior to the expiration date of the then current term. Pursuant to the agreement, in the event of his involuntary separation from the Company without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Zugibe will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twenty-four months, and a lump sum payment equivalent to the highest bonus paid to Mr. Zugibe in the three years prior to his termination, pro-rated to the date of his termination.

Brian F. Coleman. On October 10, 2006, the Company entered into an agreement with Brian F. Coleman, pursuant to which, in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Coleman will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

Charles F. Harkins. On October 10, 2006, the Company entered into an agreement with Charles F. Harkins, pursuant to which, in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Harkins will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

Bonus Pool

On December 29, 2006, the Board of Directors resolved to establish a bonus pool at the end of Fiscal 2006 for the payment of cash bonuses to some or all of the executive officers, as well as to several other key employees of the Company. The amount of the bonus pool to be established has not been determined, but will be based upon the Company achieving earnings for the fiscal year 2007 in excess of a pre-determined level for fiscal 2007 (the "Benchmark"), up to a maximum bonus pool of $350,000. In the event the Company's 2007 earnings exceed the Benchmark, cash bonuses may be paid out of the bonus pool to some or all of the executive officers and/or key employees. The Board of Directors will determine which, if any, of the executive officers and key employees are to receive a cash bonus, as well as the amount of the cash bonus to be paid to each such executive officer and key employee, which determination will be made, in the discretion of the Board of Directors, based upon the overall 2007 financial results of the Company as well as on the personal performance of each executive officer and key employee during 2007.

Stock Option Plans

The Company adopted an Employee Stock Option Plan (the "1994 Plan"), a 1997 Stock Option Plan (the "1997 Plan"), and a 2004 Stock Incentive Plan (the "2004 Plan") pursuant to which an aggregate of 1,550,000 shares of common stock are currently reserved for issuance upon the exercise of options designated as either (i) options intended to qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended, (ii) nonqualified options or (iii), in the case of the 2004 Plan, for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. The ability to grant options under the 1994 Plan expired December 31, 2004, and the ability to grant options under the 1997 Plan expired on September 11, 2007. Unless sooner terminated, the 2004 Plan will expire on September 10, 2014.

ISOs may be granted under 2004 Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of The Company. Stock appreciation rights may also be issued in tandem with stock options.

The 2004 Plan is, and each of the 1997 Plan and the 1994 Plan were, intended to qualify under Rule 16b-3 under the Exchange Act and is administered by the Compensation/Stock Option Committee of the Board of Directors. The Committee, within the limitations of the 2004 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option.

ISOs granted under 2004 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant (or 110% of fair market value in the case of persons holding 10% or more of the voting stock of The Company). The aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of The Company) may not exceed $100,000. Non-qualified options granted under the 2004 Plan may not be granted at a price less than the fair market value of the common stock on the date of grant. Options granted under the 1994 Plan, 1997 Plan and the 2004 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to persons holding 10% or more of the voting stock of The Company). Except as otherwise provided by the committee with respect to non-qualified options, all options granted under the 1994 Plan, the 1997 Plan and the 2004 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2006, the Company had options outstanding to purchase 108,164 shares of Common Stock under the 1994 Plan; 1,231,710 shares of Common Stock under the 1997 Plan; and 947,269 shares of Common Stock under the 2004 Plan.

Compensation of Directors

Non-employee, independent directors receive an annual fee of $7,000 and receive reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board committee meetings. The chairman of the Company's Audit Committee receives additional compensation of $2,000 per year, and each independent member of our Audit Committee (excluding the Chairman) receives additional compensation of $1,000 per year. The following table discloses the compensation of the non-employee directors who were serving as directors at the end of Fiscal 2006. We reimburse each of our non-employee directors for their reasonable expenses incurred in connection with attending meetings of our board of directors and related committees.

Name	Fees earned or paid in cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Vincent P. Abbatecola (2)	$8,000	$ --	$1,394 (3)	$ --	$ --	$ --	$9,394
Robert L. Burr	$ --	$ --	$ --	$ --	$ --	$ --	$ --
Dominic J. Monetta (2)	$8,000	$ --	$1,394 (3)	$ --	$ --	$ --	$9,394
Otto C. Morch (2)	$8,000	$ --	$1,394 (3)	$ --	$ --	$ --	$9,394

(1) We utilize the Black-Sholes method for valuing stock option awards (see Note 11 to the Notes to the Consolidated Financial Statements).

(2) As of December 31, 2006, Mr. Abbatecola and Mr. Monetta each have options to purchase 27,500 shares of common stock outstanding and Mr. Morch has options to purchase 32,500 shares of common stock outstanding.

(3) In 2006, the Company granted to each of Messrs. Monetta, Morch and Abbatecola nonqualified options to purchase 2,500 shares of Common Stock at an exercise price of $1.12 per share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company's common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding common stock, (ii) the Named Executives, (iii) each director of the Company, and (iv) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percentage of Common Shares Owned
Kevin J. Zugibe	7,378,650	(3)	37.35%
Brian F. Coleman	684,050	(4)	3.52%
Charles F. Harkins, Jr.	204,531	(5)	1.06%
Stephen P. Mandracchia	2,444,107	(6)	12.67%
Vincent P. Abbatecola	43,500	(7)	*
Robert L. Burr	129,796		*
Dominic J. Monetta	27,600	(7)	*
Otto C. Morch	32,509	(7)	*
All directors and executive officers as a group (9 persons)	11,381,357	(8)	54.82%

* = Less than 1%

(1) Unless otherwise indicated, the address of each of the persons listed above is the address of the Company, 275 North Middletown Road, Pearl River, New York 10965.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from Record Date. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from Record Date have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes (i) 15,000 shares which may be purchased at $1.90 per share; (ii) 15,000 shares which may be purchased at $1.40 per share; (iii) 25,000 shares which may be purchased at $1.14 per share; (iv) 87,500 shares which may be purchased at $1.13 per share; (v) 193,750 shares which may be purchased at $1.15 per share; (vi) 37,500 shares which may be purchased at $.83 per share; (vii) 18,750 shares which may be purchased at $.95 per share; (viii) 93,750 shares which may be purchased at $1.02 per share; (ix) 18,750 shares which may be purchased at $.87 per share; (x) 18,750 shares which may be purchased at $2.15 per share; (xi) 123,750 shares which may be purchased at $1.76 per share; (xii) 26,250 shares which may be purchased at $1.40 per share; and (xiii) 9,300 shares which may be purchased at $1.02 per share under immediately exercisable options.

(4) Includes (i) 25,300 shares which may be purchased at $1.14 per share; (ii) 75,000 shares which may be purchased at $1.13 per share; (iii) 18,750 shares which may be purchased at $1.15 per share; (iv) 25,000 shares which may be purchased at $.83 per share; (v) 12,500 shares which may be purchased at $.95 per share; (vi) 62,500 shares which may be purchased at $1.02 per share; (vii) 12,500 shares which may be purchased at $.87 per share; (viii) 12,500 shares which may be purchased at $2.15 per share; (ix) 82,500 shares which may be purchased at $1.76 per share; (x) 24,374 shares which may be purchased at $1.40 per share; and (xii) 8,100 shares which may be purchased at $1.02 per share under immediately exercisable options. Also includes 1,926 Common Stock purchase warrants with an exercise price of $.87 per share.

(5) Includes (i) 13,114 shares which may be purchased at $1.13 per share; (ii) 14,063 shares which may be purchased at $1.15 per share; (iii) 17,579 shares which may be purchased at $.83 per share; (iv) 9,375 shares which may be purchased at $.95 per share; (v) 46,875 shares which may be purchased at $1.02 per share; (vi) 7,032 shares which may be purchased at $.87 per share; (vii) 9,375 shares which may be purchased at $2.15 per share; (viii) 61,875 shares which may be purchased at $1.76 per share; (ix) 17,343 shares which may be purchased at $1.40 per share; and (xii) 7,900 shares which may be purchased at $1.02 per share under immediately exercisable options.

(6) Includes (i) 20,000 shares which may be purchased at $1.14 per share (ii) 40,000 shares which may be purchased at $1.13 per share; (iii) 9,375 shares which may be purchased at $1.15 per share; (iv) 12,500 shares which may be purchased at $.83 per share; (v) 6,250 shares which may be purchased at $.95 per share; (vi) 31,250 shares which may be purchased at $1.02 per share; (vii) 6,250 shares which may be purchased at $.87 per share; (viii) 6,250 shares which may be purchased at $2.15 per share; (ix) 51,250 shares which may be purchase at $1.76 per share; (x) 15,562 shares which may be purchased at $1.40 per share; and (xi) 7,400 shares which may be purchased at $1.02 per share under immediately exercisable options. Also includes 6,420 Common Stock purchase warrants with an exercise price of $.89 per share.

(7) Includes (i) 5,000 shares which may be purchased at $1.13 per share; (ii) 10,000 shares which may be purchased at $.95 per share; (iii) 10,000 shares which may be purchased at $.94 per share; and (iv) 2,500 shares which may be purchased at $1.12 per share under immediately exercisable options.

(8) Includes options to purchase 1,679,506 shares of Common Stock, and Common Stock purchase warrants to purchase 8,346 shares of Common Stock, owned by the directors and officers as a group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 28, 2007, the Company purchased and retired an aggregate of approximately 5,700,000 shares of its common stock from Fleming US Discovery Fund III, L.P. and Fleming US Discovery Offshore Fund III, L.P. (the "Fleming Funds"), then principal shareholders of the Company, at a purchase price of $0.65 per share, for total consideration of approximately $3,700,000. Additionally, certain members of the Company's management, in separate private transactions, purchased approximately 9,200,000 shares of the Company's Common Stock from the Fleming Funds at a purchase price of $0.65 per share, for a total consideration of approximately $6,000,000. The shares purchased by management are unregistered shares and management did not receive registration rights in connection with their purchase of their shares. The purchase by management of approximately 9,200,000 shares at a purchase price of $.65 per share required the Company to incur a non-cash, non-recurring compensation expense and a corresponding increase to additional paid-in capital of approximately $4,338,000, which represents the difference between the market value of the Company's Common Stock on June 28, 2007 and the purchase price of the common stock. The Company's net worth was unaffected by this non-cash, non-recurring charge.

On June 29, 2007 the Company commenced a tender offer to all of its common shareholders to purchase and retire up to approximately 1,200,000 shares of its Common Stock at a purchase price of $1.12 per share. Upon completion of the tender offer, a total of approximately 55,000 shares of the Company's Common Stock, at an aggregate purchase price of approximately $62,000, were tendered to and accepted for purchase by the Company, all of which were retired. On September 25, 2007 the Company utilized the unused tender offer funds to purchase and retire approximately 1,100,000 shares of its common stock from the Fleming Funds at a price of $1.12 per share, for a total consideration of approximately $1,200,000.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

BDO Seidman, LLP has audited and reported upon the consolidated financial statements of the Company for Fiscal 2006 and has been selected by the Audit Committee of the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 31, 2007. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

In addition to retaining BDO Seidman, LLP to audit the Company's financial statements, the Company has engaged BDO Seidman, LLP from time to time to perform other services. The following sets forth the aggregate fees billed by BDO Seidman, LLP to the Companying connection with services rendered during the years ended December 31, 2006 and December 31, 2005.

Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2006 and December 31, 2005, the review of the financial statements included in the Company's Forms 10-QSB for 2006 and 2005 totaled $130,000 and $115,000, respectively.

Audit-Related Fees. In Fiscal 2006, the aggregate fees billed by BDO Seidman, LLP for professional services rendered for assurance and related services that are reasonable related to the performance of the audit or review of the Company's financial statements totaled $13,000. In 2005, the Company did not utilize BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.

Tax Fees. In Fiscal 2006, the aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax advice totaled $8,000. The Company did not utilize BDO Seidman, LLP for professional services rendered for tax compliance, tax advice and tax planning for the year ended December 31, 2005.

All Other Fees. The Company did not utilize BDO Seidman, LLP for products and services, other than the services described in the paragraph caption "Audit Fees above for the years ended December 31, 2006 and December 31, 2005.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP in 2005. Consistent with the Audit Committee's responsibility for engaging the Company's independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO Seidman, LLP.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals appropriate for consideration at the 2008 Annual Meeting of Shareholders, which the Company currently anticipates will be held in or about June 2008, must submit the proposal in proper form, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than January 18, 2008 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

After the January 18, 2008 deadline, a shareholder may present a proposal at the Company's 2008 Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than March 16, 2008. If timely submitted, the shareholder may present the proposal at the next Annual Meeting, but the Company is not obligated to include the proposal in its proxy statement.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.

COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANYAT THE FOLLOWING ADDRESS:

HUDSON TECHNOLOGIES, INC.

275 NORTH MIDDLETOWN ROAD

PEARL RIVER, NEW YORK 10965

ATTENTION: Stephen P. Mandracchia, Secretary

The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.

By order of the Board

of Directors

/s/ Kevin J. Zugibe

Kevin J. Zugibe, P.E.

Chairman of the Board

November 9, 2007

APPENDIX A

HUDSON TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

(adopted September 10, 2004)

Purpose

There shall be a committee of the board of directors (the "Board") of Hudson Technologies, Inc. (the "Company") to be known as the audit committee. The audit committee's purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an audit committee report as required by the SEC's rules to be included in the Company's annual proxy statements, or, if the Company does not file a proxy statement, in the Company's annual report filed on Form 10-KSB with the SEC.

Composition

The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350 (d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific Responsibilities and Authority

The specific responsibilities and authority of the audit committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties;

(E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

(F) report regularly to the Board;

(G) make an annual performance evaluation of the audit committee;

(H) review and reassess the adequacy of the audit committee's charter annually;

(I) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7); and

(J) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

Meetings

The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member. The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation

Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

Limitations

The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company's financial statements or the auditing of the Company's financial statements. The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors. The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

HUDSON TECHNOLOGIES, INC.

275 North Middletown Road

Pearl River, New York 10965

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 11, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints KEVIN J. ZUGIBE and STEPHEN P. MANDRACCHIA, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the "Company") on Tuesday, December 11, 2007, at 10:00 AM, at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS:

[   ] FOR all nominees listed below [   ] WITHHOLD AUTHORITY

(except as marked to the contrary below). to vote for all nominees listed below.

Vincent P. Abbatecola, Brian F. Coleman, Otto C. Morch

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

(Continued and to be signed on reverse side)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED: ________________________________, 2007

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________________________

Signature

_____________________________________

Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.